AIM/CIGNA HERITAGE VARIABLE ANNUITY APPLICATION                                          UNDERWRITTEN BY
                                                                                         Connecticut General Life Insurance Company
                                                                                         a CIGNA company
                                                                                         ------------------------------------------
Make checks payable to:                      Mail check & application to:                 For Overnight Delivery:
Connecticut General Life Insurance Company   Connecticut General Life Insurance Company   Connecticut General Life Insurance Company
                                             P.O. Box 30790                               c/o Fleet Bank
For Bank Wire Transfers:                     Hartford, CT  06152                          Attn:  Lock Box 30790
Refer to Application Instructions                                                         20 Church Street
                                                                                          20th Floor, MSN 275
If you have any inquiries, call toll free                                                 Hartford, CT 06120
number 1-800-552-9898                                                                     Attn:  Hartford Lock Box Department
====================================================================================================================================
 1a  Owner/Trust               a. Owner
    Information                              ---------------------------------------------------------------------------------------
                                                            First                Middle                     Last

                               Address
                                             ---------------------------------------------------------------------------------------
                                                        Street                    City                State               Zip Code

                               Date of Birth       /     /          SS#                         Sex [ ] M [ ] F   Telephone
                                              ------------------        -------------------                                ---------
                                                Mo   Day   Year          (Or Tax Iden. #)
                               -----------------------------------------------------------------------------------------------------
 b  Joint Owner                                                         Full Name of Trust/Trustee(s)


                               b. Joint Owner
                                                ------------------------------------------------------------------------------------
                                                    First                              Middle               Last

                               Address
                                             ---------------------------------------------------------------------------------------
                                                        Street                    City                State               Zip Code

                               Date of Birth       /     /          SS#                         Sex [ ] M [ ] F   Telephone
                                              ------------------        -------------------                                ---------
                                                Mo   Day   Year          (Or Tax Iden. #)
------------------------------------------------------------------------------------------------------------------------------------
 2a  Annuitant                 a. Annuitant
     (If different from                         ------------------------------------------------------------------------------------
     Owner)                                         First                              Middle               Last

                               Address
                                             ---------------------------------------------------------------------------------------
                                                        Street                    City                State               Zip Code

                               Date of Birth       /     /          SS#                         Sex [ ] M [ ] F   Telephone
                                              ------------------        -------------------                                ---------
                                                Mo   Day   Year          (Or Tax Iden. #)
 b  Joint Annuitant
   (If applicable)             b.  Joint Annuitant
   (Annuitant/Joint                                 --------------------------------------------------------------------------------
   Annuitant may                                        First                         Middle                      Last
   not be a
   corporation or
   trust)                      Address
                                             ---------------------------------------------------------------------------------------
                                                        Street                    City                State               Zip Code

                               Date of Birth       /     /           SS#                 Sex [ ] M [ ] F   Telephone
                                              -------------------        -----------                                 ---------------
                                               Mo   Day   Year
------------------------------------------------------------------------------------------------------------------------------------
 3       Owner's               Primary Beneficiary(s) AND relationship to Owner
         Beneficiary                                                           -----------------------------------------------------
         Designation
                               Contingent Beneficiary(s) AND relationship to Owner
                                                                                  --------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 4       Premium Payment         I.   Premium Payment             $
                                                                   -----------------------

                                II.   Plan Type (Check one)       [ ] QUALIFIED (If Qualified, please complete Section 9 on back of
                                                                      Application)
                                                                  [ ] NON-QUALIFIED

   (Death Benefit              III.   Does any portion of the payment represent after-tax dollars?
    Option)                                         [ ] YES       [ ] NO        If YES, specify the amount $_______________________.

------------------------------------------------------------------------------------------------------------------------------------
 5       Death Benefit         Select one: [ ] Standard Death Benefit
                                           [ ] Maximum Anniversary Value Death Benefit Rider
------------------------------------------------------------------------------------------------------------------------------------
 6       Premium Payment       FIXED ACCOUNT - Sub-Accounts                      VARIABLE ACCOUNT - Sub-Accounts (Funds)
         Allocation                      Guaranteed Periods                      _____%       AIM V.I. Capital Appreciation Fund
         (Allocation to any                                                      _____%       AIM V.I. Diversified Income Fund
         one % line must be    _____% 1 Year        _____% 6 Years               _____%       AIM V.I. Global Utilities Fund
         1% or more.  Use      _____% 2 Years       _____% 7 Years               _____%       AIM V.I. Government Securities Fund
         Whole percentages     _____% 3 Years       _____% 8 Years               _____%       AIM V.I. Growth Fund
         only.  Must total     _____% 4 Years       _____% 9 Years               _____%       AIM V.I. Growth and Income Fund
         100%).                _____% 5 Years       _____% 10 Years              _____%       AIM V.I. International Equity Fund
                                                                                 _____%       AIM V.I. Money Market Fund
                               _____% TOTAL of percentages allocated to Fixed    _____%       AIM V.I. Value Fund
                               Account and/or Variable Account (must equal       _____%       ________________________________
                               100%).

         (Dollar Cost          If DOLLAR COST AVERAGING is employed, an allocation must be made to the [ ] 1-year Fixed Account or
         Averaging)            the [ ]  AIM V.I. Money Market Fund (and the % allocation must result in at least $2,000 for the
                               1-year Fixed Account or $1,000 for the Money Market Fund.  Please complete Section 8.)
------------------------------------------------------------------------------------------------------------------------------------
 7       Telephone Transfer    I (We) acknowledge that neither the Company nor any person authorized by the Company will be
         Authorization         responsible for any claim, loss, liability or expense in connection with a telephone transfer if the
                               Company or such other person acted on telephone transfer instructions in good faith in reliance on this authorization.

                               Check here if you DO NOT wish to authorize telephone transfer instructions.    [ ]
                               Check here if you wish to authorize owner(s) only telephone transfer.    [ ]
                               Check here if you wish to authorize your registered representative/agent to make telephone transfers.
                               [ ]
------------------------------------------------------------------------------------------------------------------------------------
 8       Annuity Date          The Annuity Date (Income Payments begin on the first day of the month following the Annuity Date)
                               must be at least one month after the Date of Issue.  If no date is selected, the initial Annuity Date will be the Annuitant's (older Annuitant's, if Joint Annuitant) 90th birthday (for Qualified Plans
                               Age 70 1/2).
                               Initial Annuity Date
                                                    ----------------------------------------
                                                            Month                Year
====================================================================================================================================




                                                                        (Page 2)

====================================================================================================================================
 8       Dollar Cost           SELECT ONE TRANSFER OPTION ($100 MINIMUM PER TRANSFER):
         Averaging             Check one box: [ ] 1-year Fixed Account or [ ] Money Market Fund
         (For Variable           [ ]  $_____________ monthly        [ ]  $_____________ quarterly
         Account only)           [ ]  Entire balance over ______ months, or
         (Follow instructions    [ ]  Entire balance in ______ quarterly transfers.
         in Section 5 before
         completing this       Each amount transferred is to be applied to the following AIM V.I. Portfolio(s) in these percentages
         section.)             (use whole percentages only):
                               ____% AIM V.I. Capital Appreciation Fund           ____% AIM V.I. Growth and Income Fund
                               ____% AIM V.I. Diversified Fund                    ____% AIM V.I. International Equity Fund
                               ____% AIM V.I. Global Utilities Fund               ____% AIM V.I. Money Market Fund
                               ____% AIM V.I. Government Securities Fund          ____% AIM V.I. Value Fund
                               ____% AIM V.I. Growth Fund                         ____% ______________________________________
                                                            ____%  TOTAL (MUST EQUAL 100%)
------------------------------------------------------------------------------------------------------------------------------------
   9     Supplemental            I.     Specify below how payment is to be applied:
         Information                          [ ]           IRA and/or SEP - Please complete the following:
         For                                         (i)    Does any portion of the payment represent an IRA and/or SEP
         Qualified                                          contribution?  [ ] YES   [ ] NO
         Plans                                              If YES, specify the amount $_______________ and tax year 19____.
                                                     (ii)   I (the Owner) certify that my signature below indicates that:
                                                            (a) I have read  and  understand  the  IRA  Disclosure  Statement which has been  provided;  and
                                                            (b) if I am opening this IRA with a distribution from an employer-
                                                            sponsored retirement plan, such distribution is a qualified distribution as defined in the Internal Revenue Code and Treasury
                                                            Regulations, the distribution qualifies for rollover treatment, and I irrevocably elect to treat this distribution as a rollover contribution.
                                              [ ]           Tax Sheltered Annuity (403(b)) - Please complete the following:
                                                     (i)    EMPLOYEE - I (the Owner) certify that my signature below indicates
                                                            --------
                                                            that:
                                                            (a) I acknowledge and understand that redemptions are restricted to the following events; death, attainment of age 59 1/2,
                                                            separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship; and (b) I have been informed of and understand the investment alternatives available under my employers 403(b) arrangement to which I may elect to transfer my contract value.
                                                     (ii)   Please complete for ongoing contributions only:  EMPLOYER - I (as employer of the employee) represent that a salary reduction agreement is currently in place between the sponsoring
                                                            organization/employer and the
                                                            employee.____________________________ (Employer's Signature)
                                              [ ]           Pension Plan (Specify plan year-end date ____/____/____)
                                              [ ]           Profit Sharing Plan (Specify plan year-end date ____/____/____)
                                              [ ]           Other  ________________________
                           II.          Specify below the type of plan from which the distribution was made:
                                              [ ] IRA                            [ ] Pension Plan
                                              [ ] Tax Sheltered Annuity (403(b))        [ ] Profit Sharing Plan (including 401(k))
                                              [ ] Other     ________________________
------------------------------------------------------------------------------------------------------------------------------------
  10     Replacement     Will the contract replace one or more existing annuity or life insurance contracts?    [ ] YES   [ ] NO
                         If YES, please provide company name, policy number and amount in Special Remarks section and for Non-
                         Qualified plans, complete the following:

                                              Indicate cost basis:                 COST BASIS           GAIN
                                                                                   ----------           ----

                                              PRE-TEFRA (prior to 8/13/82)
                                                                                 ----------------    --------------
                                              POST-TEFRA (on or after 8/13/82)
                                                                                 ----------------    --------------
------------------------------------------------------------------------------------------------------------------------------------
  11     Special
         Remarks
------------------------------------------------------------------------------------------------------------------------------------
  12     Home Office
         Changes or
         Corrections
------------------------------------------------------------------------------------------------------------------------------------
  13     Signature(s)    I(We) hereby certify that the answers to the above questions are true and correct to the best of my(our) knowledge and belief and agree that this application will be made a part of any contract issued by the Company.  ALL PAYMENTS AND VALUES BASED ON THE FIXED ACCOUNT ARE SUBJECT TO A MARKET
                         VALUE ADJUSTMENT FORMULA THAT MAY INCREASE OR DECREASE THE VALUE OF ANY PARTIAL OR FULL SURRENDER MADE
                         PRIOR TO THE END OF A GUARANTEED PERIOD.  ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT WHEN BASED
                         ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR
                         AMOUNT.  I(We) acknowledge receipt of a current prospectus and the AIM/CIGNA Heritage Variable Annuity
                         Prospectus.  Please check here  [ ]  if you wish to receive a copy of the Statement of Additional
                         Information which supplements the information in the AIM/CIGNA Heritage Variable Annuity Prospectus.
                         Under penalties of perjury, I (the Owner) certify that the above Social Security and Taxpayer
                         Identification numbers are correct and that I am of legal age to enter into this agreement.
                         Signed at (City and State) ___________________________________________     On _____/_____/_____
                                                                                                        Mo    Day    Year
                         ----------------------------------------------------------------------
                                                             Signature(s) of Owner (s)
------------------------------------------------------------------------------------------------------------------------------------
  14 Certification/            The Registered Representative hereby certifies that the contract  [ ] IS  [ ] IS NOT  intended to
     Report by                 replace or change any existing annuity or life insurance.
     Registered
                               Print Name                                            Signature
   Representative                          -------------------------------------               ----------------------------------
     /Witness                  SS#                                                   Telephone
                                     -------------------------------------------              -----------------------------------
                               Rep. Code/Percentage               /              %   Field Office Code
                                                     ----------------------------                       -------------------------
                                           -----------------------------------------------------------------------------
                               Print Name                                            Signature
                                           -------------------------------------               ----------------------------------
                               SS#                                                   Telephone
                                     -------------------------------------------              -----------------------------------
                               Rep. Code/Percentage               /              %   Field Office Code
                                                     ----------------------------                       -------------------------
------------------------------------------------------------------------------------------------------------------------------------
  15 Broker/Dealer             Print Name                                            Telephone
     Information                             --------------------------------------           -----------------------------------
                                                                                     Broker Code
                                             --------------------------------------              --------------------------------
                               Address                                               Field Office Code
                                             --------------------------------------                    --------------------------

                               Registered Representative Election (If no choice is elected, the company will default to an option picked by a broker/dealer.)
                               A,            B,                    C             Other_______________________
====================================================================================================================================


                                                                        (Page 2)